CONSOLIDATED BALANCE SHEETS (Parentheticals) - USD ($) $ in Thousands	Mar. 31, 2023	Mar. 31, 2022
Statement of Financial Position [Abstract]
Allowances for credit losses (in Dollars)	$ 39	$ 268
Common shares, authorized	30,000,000	30,000,000
Common shares, issued	17,081,810	17,081,810
Common shares, outstanding	15,935,239	15,935,239
Common shares, no par value (in Dollars per share)
Treasury stock, at cost	1,146,571	1,146,571